Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT, dated as of March 31, 2016 (this “Amendment”) to the CREDIT AGREEMENT, dated as of August 26, 2015 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among CORPORATE PROPERTY ASSOCIATES 17- GLOBAL INCORPORATED (together with its permitted successors and assigns, the “Company” or the “Borrower”), the Lenders, JPMorgan Chase Bank, N.A., as Administrative Agent and Swing Line Lender and JPMorgan Chase Bank, N.A. and Bank of America, N.A., as L/C Issuers (each as defined in the Credit Agreement).
W I T N E S S E T H:
WHEREAS, the Borrower has requested that the Credit Agreement be modified as herein set forth; and
WHEREAS, the Required Lenders have agreed to modify the Credit Agreement as herein set forth solely upon the terms and conditions provided for in this Amendment.
NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
1.Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.
2.    Definitions. Section 1.01 of the Credit Agreement is hereby amended by Inserting the following definition in alphabetical order:
““Modified Funds From Operations” means a modified computation of NAREIT defined FFO as reported by the Borrower on the SEC’s website; provided that for purposes of determining compliance with Section 7.06(b), Modified Funds From Operations shall exclude impairment charges, charges from the early extinguishment of indebtedness, gains or losses from deconsolidation of Subsidiaries, amortization of intangibles, unrealized foreign exchange gains or losses and other non cash or non recurring charges not already excluded under NAREIT defined FFO as evidenced by a certification of a Responsible Officer of the Borrower containing calculations in reasonable detail reasonably satisfactory to the Administrative Agent. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect Modified Funds From Operations on the same basis.”
3.    Section 7.06(b). Section 7.06(b) of the Credit Agreement is hereby deleted in its entirety and the following provision is substituted therefor:
“(b) the Borrower may make Restricted Payments in an aggregate amount in any fiscal year not to exceed the greater of (i) 95% of Modified Funds From Operations and (ii) the amount of Restricted Payments required to be paid by the Borrower (in the Borrower’s reasonable judgment) in order for it to (x) maintain its REIT Status and (y) avoid the payment of federal or state income or excise tax; provided, that (1) during the existence of an Event of Default arising under Section 8.01(a), Restricted Payments by the Borrower shall only be permitted up to the minimum amount needed to maintain the Borrower’s REIT Status and (2) notwithstanding the preceding clause (1), no Restricted Payments will be permitted following acceleration of any amount owing under either of the Facilities or during the existence of an Event of Default arising under Section 8.01(f) or (g).”
4.    Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company and the Lenders constituting the Required Lenders.
5.    Representations and Warranties. The Company represents and warrants to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):
(a)    Each Loan Party has all requisite power and authority to execute, deliver and perform its obligations under, and consummate the transactions contemplated by, this Amendment. The execution, delivery and performance by each Loan Party of, and the consummation by each Loan Party of the transactions contemplated by, this Amendment have been duly authorized by all necessary corporate or other organizational action. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, or for the consummation of the transactions contemplated by this Amendment. This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The execution, delivery and performance by each Loan Party of, and the consummation by each Loan Party of the transactions contemplated by, this Amendment do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.
(c)    All representations and warranties contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the Amendment Effective Date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification.

(d)    There exists no Default.
6.    Ratification and Confirmation. Except as expressly provided by this Amendment, nothing contained herein shall be construed as a waiver, amendment or modification of any other provision of the Credit Agreement or the other Loan Documents or a consent to any further or future action on the part of the Company or any other Loan Party that would require the waiver or consent of the Lenders. The Credit Agreement (as amended by this Amendment) and each of the other Loan Documents is hereby ratified and confirmed in all respects and remains in full force and effect from and after the date of this Amendment. The Company and each other Loan Party hereby ratifies its obligations and liabilities under the Credit Agreement (as amended by this Amendment) and the other Loan Documents (including its Obligations).
7.    Continuing Effect. From and after the Amendment Effective Date, all references in the Loan Documents to the “Credit Agreement,” “Loan Documents,” “thereunder,” “thereof,” or words of similar import shall mean the Credit Agreement and the other Loan Documents, as the case may be, in each case after giving effect to the amendments and other modifications provided for or otherwise contemplated in this Amendment.
8.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
9.    Miscellaneous. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CORPORATE PROPERTY ASSOCIATES 17- GLOBAL INCORPORATED

By: /s/ Jeremiah Gregory
Name: Jeremiah Gregory
Title: Managing Director

JPMORGAN CHASE BANK, as a Lender

By: /s/ William E. Schachat
Name: William E. Schachat
Title: Executive Director and Credit Risk Director

BANK OF AMERICA, N.A., as a Lender

By: /s/ Michael Kauffman
Name: Michael Kauffman
Title: Vice President

BARCLAYS BANK PLC, as a Lender

By: /s/ Christopher M. Aitkin
Name: Christopher M. Aitkin
Title: Assistant Vice President

CITIBANK, N.A., as a Lender

By: /s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

WELLS FARGO NATIONAL ASSOCIATION,
as a Lender

By: /s/ D. Bryan Gregory
Name: D. Bryan Gregory
Title: Director

ACKNOWLEDGED BY:

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By: /s/ William E. Schachat
Name: William E. Schachat
Title: Executive Director and Credit Risk Director